                       State Street Research Institutional Funds
                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
       (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                               United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the State Street Research Institutional Funds, a Massachusetts business trust, (the "Trust"), does hereby certify that the Trust's report on Form N-CSR for the period ended July 31, 2003 (the "N-CSR") fully complies with the requirements of Section 13 (a) or 15 (d), as applicable, of the Securities Exchange Act of 1934, as amended, and information contained in the N-CSR fairly presents, in all material respects, the financial condition and the results of operations of the Trust. This certification is provided solely pursuant to 18 U.S.C. 1350 and shall not be deemed a part of the N-CSR, the financial statements filed with the N-CSR or otherwise "filed" for any purpose.

Date: September 29, 2003


                                 /s/ Douglas A. Romich
                                 Douglas A. Romich
                                 Treasurer

                       State Street Research Institutional Funds
                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
       (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the State Street Research Institutional Funds, a Massachusetts business trust, (the "Trust"), does hereby certify that the Trust's report on Form N-CSR for the period ended July 31, 2003 (the "N-CSR") fully complies with the requirements of Section 13 (a) or 15 (d), as applicable, of the Securities Exchange Act of 1934, as amended, and information contained in the N-CSR fairly presents, in all material respects, the financial condition and the results of operations of the Trust. This certification is provided solely pursuant to 18 U.S.C. 1350 and shall not be deemed a part of the N-CSR, the financial statements filed with the N-CSR or otherwise "filed" for any purpose.

Date: September 29, 2003


                                 /s/ Richard S. Davis
                                 Richard S. Davis
                                 President, Chairman and Chief Executive Officer